UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2021

LENSAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-039473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2800 Discovery Drive,

Orlando, Florida 32826

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:

(888) 536-7271

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation

On April 12, 2021, the Board of Directors (the “Board”) of LENSAR, Inc. (the “Company”), on the recommendation of the Compensation Committee (the “Committee”) of the Board, approved compensation arrangements for fiscal year 2021 for Nicholas T. Curtis, Chief Executive Officer, Alan B. Connaughton, Chief Operating Officer, and Thomas R. Staab, II, Chief Financial Officer. The table below sets forth the annual base salary and annual target bonus percentage for each of the foregoing executives, effective as of April 12, 2021. The bonus amounts will be determined by the Board or the Committee in its discretion and will be based upon the level of achievement of Company performance goals.

Name	Annual Base Salary	Annual Target Bonus Percentage
Nicholas T. Curtis	$494,400	75%
Alan B. Connaughton	$370,800	55%
Thomas R. Staab, II	$350,200	50%

Additionally, on April 12, 2021, the Board, on the recommendation of the Committee, approved stock option awards to each of Messrs. Curtis, Staab, and Connaughton, as set forth below. The stock options were granted pursuant to the Company’s 2020 Incentive Award Plan and grant each recipient the right to purchase shares of Company common stock at a price of $6.91 per share, the fair market value of the Company’s common stock on the grant date. The stock option awards will vest as to 25% of the option on the one-year anniversary of the grant date and, as to the remaining amount of the option award, in substantially equal monthly installments over the 36 months thereafter.

Name	Number of Stock Options
Nicholas T. Curtis	98,394
Alan B. Connaughton	49,197
Thomas R. Staab, II	49,197

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENSAR, INC.

Date: April 15, 2021	By:	/s/ Nicholas T. Curtis
	Name:	Nicholas T. Curtis
	Title:	Chief Executive Officer